UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2019

CPI CARD GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37584	26-0344657
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

CPI Card Group Inc. 10026 West San Juan Way Littleton, CO	80127
(Address of principal executive offices)	(Zip Code)

(303) 973-9311

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☒

Item 5.02. Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Adoption of Material Compensatory Arrangement

Finalization of Executive Incentive Plan

In furtherance of the incentive compensation plan for fiscal year 2019 (the “EIP”), of which certain key metrics for our Named Executive Officers (“NEOs”) had been adopted by the Board of Directors (the “Board”) of CPI Card Group Inc. (the “Company”) on October 30, 2018, the Compensation Committee of the Company’s Board (the “Compensation Committee”) met on February 27, 2019 to finalize the EIP document.

Purpose.  The purpose of the EIP is to align the interests of the Company and participating employees.  The Company and Compensation Committee had determined that the use of equity compensation was ineffective at ensuring key employees were incented to perform at a high level and that the EIP would more effectively provide for retaining and motivating an executive leadership team who has significantly improved the Company’s business performance over the last 12 months. The EIP is intended to replace the Incentive Plan for the 2019 calendar year. The EIP provides a means of rewarding Participants (as defined below) based on the achievement of certain quarterly and annual performance goals under the EIP (“Performance Goals”).

Term. The EIP became effective as of January 1, 2019. The EIP has a term continuing until December 31, 2019, unless earlier terminated by the Company or extended pursuant to the approval of the Compensation Committee.  The Company has the right, in its sole discretion, to modify, supplement, suspend or terminate the EIP at any time, subject to certain exceptions.

Eligibility. The Compensation Committee has the authority to designate persons, from time to time, as participants under the EIP (the “ Participants”). Currently, the Company’s NEOs and other key employees are designated as Participants.

Performance Goals and Quarterly Performance Incentives

Subject to the provisions of the EIP and any participation statement provided by the Company (a “Participation Statement”), each Participant has  the opportunity to earn an incentive payment for each quarter during the term of the plan (a “Quarterly Performance Incentive”), with the first performance period being January 1, 2019 through March 31, 2019 (each such quarter and the annual performance period, a “Performance Period”), as well as an incentive payment based on annual performance (an “Annual Performance Incentive”), in each case, depending on the extent to which the applicable Performance Goals are achieved.

The Compensation Committee approved the performance measures underlying the Performance Goals, which include each of the following, (as defined in the EIP): Adjusted EBITDA (or EBITDA if such Performance Goal is measured for a business unit of the Company) (33.33%), Adjusted Free Cash Flow (33.33%) and Revenue (33.34%) (the “Performance Measures”). The Performance Measures are subject to certain pro forma adjustments pursuant to the terms of the EIP.

The potential amount payable upon the achievement of the Quarterly or Annual Threshold, Target and Maximum Performance Goals (as further described below) is based on a given Participant’s individual target Quarterly and Annual Performance Incentive.

As set forth in a Participant’s Participation Statement, the Quarterly Performance Incentive and Annual Performance Incentive is based on either the Company’s overall performance or a combination of the Company’s overall performance and the overall performance of specified business units of the Company (each, a “Business Unit”).

In addition to being measured on a quarterly basis, the Performance Goal for each Performance Measure is measured cumulatively during the second, third and fourth quarter of 2019 such that employees may receive “catch-

up” payments if the Company overachieves its Performance Goals in a subsequent quarter. For the second, third and fourth quarter of the term, a Participant shall earn an amount equal to the positive difference, if any, between (i) the aggregate Quarterly Performance Incentive payable based on achievement, as applicable, of the cumulative Performance Goals as of the end of such quarter, and (ii) the Quarterly Performance Incentive actually paid for prior quarters during the term, if any. Any such cumulative “catch-up” payment for a quarter is payable in addition to any Quarterly Performance Incentive earned for that quarter. However, the catch-up payment is capped at 125% of the Participant’s Target Performance Incentive for each quarter.

Each Performance Measure has a Threshold, Target, and Maximum Performance Goal. The Quarterly Performance Incentive and Annual Performance Incentive will be determined using the following payout schedule based on the Company’s or a Business Unit’s overall performance, as applicable, on each of the Performance Measures. Performance less than the Threshold Performance Goal for a Performance Measure will result in zero payout for that portion of the Quarterly Performance Incentive.

Applicable Portion Payable if Quarterly and/or Cumulative and/or Annual Threshold Performance Goal Achieved:	80% of target = 50% payout

Applicable Portion Payable if Quarterly and/or Cumulative and/or Annual Target Performance Goal Achieved:	100% of target = 100% payout

Applicable Portion Payable if Quarterly and/or Cumulative and/or Annual Maximum Performance Goal Achieved:	130% of target = 200% payout(1)

Applicable Portion Payable if Achievement is Between Performance Metrics:	Calculated on the basis of straight-line interpolation

(1)         Capped at 125% of the Quarterly Performance Incentive for Q1, Q2, Q3 and Q4.  Capped at 125% of the cumulative Quarterly Performance Incentives for Q2 and Q3.

Once a payment under the EIP has been determined, payment of such award will be made within forty-five (45) days after the end of the applicable Performance Period or as soon as reasonably estimable financials are available for the Performance Period.

Performance Incentives are payable in cash.  If a Participant is a Good Leaver (as defined in the EIP) during a Performance Period, such Participant will receive a pro-rata portion of the payment that would otherwise have been earned for such Performance Period.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CPI CARD GROUP INC.
Dated: March 5, 2019	By:	/s/ Lisa Jacoba
	Name:	Lisa Jacoba
	Title:	Chief Human Resources Officer